EXHIBIT NO. 32.1

The X-Change Corporation
File No. 000-53132
Form 10-K
For the year ended December 31, 2011

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The X-Change Corporation (the "Company") on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Wayne Duke, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2012                       By: /s/ R. Wayne Duke
                                            ------------------------------------
                                            R. Wayne Duke
                                            Chief Executive Officer and
                                            Acting Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to The X-Change Corporation and will be retained by The X-Change Corporation and furnished to the Securities and Exchange Commission or its staff upon request.